UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2005



                         THE BEAR STEARNS COMPANIES INC.
              (Exact Name of Registrant as Specified in its Charter)




  DELAWARE                     File No. 1-8989                   13-3286161
  --------                     ---------------                   ----------
 (State or Other               (Commission File                  (IRS Employer
 Jurisdiction of                Number)                           Identification
 Incorporation)                                                   Number)


                383 Madison Avenue, New York, New York                   10179
                (Address of Principal Executive Offices)              (Zip Code)

         Registrant's telephone number, including area code:     (212)  272-2000
                                                                 ---------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 15, 2005, The Bear Stearns Companies Inc. (the "Registrant") issued a press release announcing financial results for its quarter ended May 31, 2005. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and by this reference incorporated herein and made a part hereof.

During the quarter, the Registrant changed the income statement presentation of certain servicing fees and asset-based retail investor advisory fees. All net servicing fees are included in the Investment Banking line on the income statement. Asset-based retail investor advisory fees are included in the Asset Management and other income line on the income statement. Within the Capital Markets segment, certain servicing fees have been reclassified from Investment Banking to Fixed Income. These reclassifications in both the income statement and the segment reporting were made to prior period amounts to conform to the current period's presentation and have been reflected in the financial tables attached, including the financial tables for the previous two fiscal years and the previous 2004 quarters filed as Exhibit 99.2 to this form 8-K and by this reference incorporated herein and made a part hereof.

Item 8.01. Other Events.

The Board of Directors of the Registrant declared a regular quarterly cash dividend of 25 cents per share on the outstanding shares of common stock payable July 29, 2005 to stockholders of record on July 19, 2005. Also, the Board of Directors of the Registrant declared regular quarterly dividends on the outstanding shares of Preferred Stock, Series E, F & G all payable July 15, 2005 to stockholders of record on July 1, 2005. A copy of the press release is filed as Exhibit 99.3 to this Form 8-K and by this reference incorporated herein and made a part hereof.

This information shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01.  Financial Statements and Exhibits


                        (c)   Exhibit:

                             (99.1) Press Release, dated June 15, 2005.
                             (99.2) Reclassified Consolidated Statements of
                                    Income and segment data for the Fiscal
                                    Years Ended November 30, 2004 and 2003 and for the Quarters Ended November 30, 2004, August 31, 2004, May 31, 2004 and February 29, 2004.
                             (99.3) Press Release, dated June 15, 2005.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE BEAR STEARNS COMPANIES INC.

                                       By:     /s/ Jeffrey M. Farber
                                               ----------------------
                                                Jeffrey M. Farber
                                                Controller
                                               (Principal Accounting Officer)

Dated:      June 15, 2005

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


EXHIBIT INDEX


Exhibit No.                         Description

(99.1)                               Press Release, dated June 15, 2005
(99.2)                               Reclassified Consolidated Statements of
                                     Income and segment data for the Fiscal
                                     Years Ended November 30, 2004 and 2003 and
                                     for the Quarters Ended November 30, 2004,
                                     August 31, 2004, May 31, 2004 and February
                                     29, 2004.
(99.3)                               Press Release, dated June 15, 2005

Exhibit No. (99.1)


Contact: Elizabeth Ventura (212) 272-9251
         John Quinn        (212) 272-5934


                     BEAR STEARNS REPORTS 2005 SECOND QUARTER RESULTS
               NET INCOME UP 5% TO $365 MILLION, EARNINGS PER SHARE OF $2.56

                      Net revenues up 9% to a record $1.9 billion

              Institutional Equities net revenues up 59% to $390 million

  Global Clearing Services net revenue up 17% to $276 million from $235 million


NEW YORK - June 15, 2005 - The Bear Stearns Companies Inc. (NYSE:BSC) today reported earnings per share (diluted) of $2.56 for the second quarter ended May 31, 2005, up 3% from $2.49 per share for the second quarter of 2004. Net income for the second quarter of 2005 was $365 million, up 5% from $348 million for the second quarter of 2004. Net revenues for the 2005 second quarter were a record $1.9 billion, up 9% from $1.7 billion for the 2004 second quarter. The annualized return on common stockholders' equity for the second quarter of 2005 was 16.5%, and 17.3% for the trailing 12-month period ended May 31, 2005.

    "Bear Stearns produced excellent results for the second quarter and record results for the first half of 2005," said James E. Cayne, chairman and chief executive officer. "Our continued success highlights the diversity of our business mix and our ability to adapt to challenging market conditions. Our fixed income business remains a dominant player in the marketplace while our equity franchise continues to capture market share. In addition to the robust activity we saw in the credit derivatives and leveraged finance businesses, the strength of our Global Clearing Services Division was evident in its consistent and meaningful contribution to earnings."

A brief discussion of the firm's business segments follows:



CAPITAL MARKETS
Capital Markets net revenues for the second quarter of 2005 were $1.4 billion, up 7% from $1.3 billion for the quarter ended May 31, 2004. o Institutional Equities net revenues were $390 million, up 59% from $246 million for the second quarter of 2004. Increased quarterly revenues were driven primarily by the equity derivatives and the domestic and international equity sales and trading areas. In addition, principal gains on the company's investment in the ISE and certain energy-related ventures contributed to the increase. Revenues rose substantially in the equity derivatives area as origination volumes and customer activity increased. Greater revenues in the equity sales and trading areas reflected domestic market share gains, higher customer volumes and the continued growth of the international sales and trading franchise.
o Fixed Income net revenues were $808 million, down 6% from record net revenues of $860 million in the second quarter of 2004. The continued strength in the fixed income results was led by record revenues in credit derivatives and robust activity in leveraged finance. The interest rate and mortgage product areas continued to perform well in increasingly difficult market conditions. The mortgage franchise remains a dominant market force and was ranked number one for the first half of 2005.
o Investment Banking net revenues of $232 million in the second quarter of 2005 were effectively unchanged when compared with the $234 million in the prior year period. Although industry-completed M&A activity declined, the company's merger and acquisition advisory fees increased reflecting market-share gains. Municipal underwriting revenues increased and high yield underwriting declined in line with industry activity.

GLOBAL CLEARING SERVICES
Global Clearing Services net revenues were $276 million for the second quarter 2005, up 17% from $235 million in the year ago quarter. Net interest revenue increases were driven by higher customer balances and improved net interest margins, while commission revenues declined due to competitive market conditions. Average customer margin debt balances for the quarter ended May 31, 2005 were $58.7 billion, up 26% from $46.7 billion in the prior year quarter. Customer short balances averaged $86.8 billion during the second quarter of 2005, up 12% from $77.2 billion in the prior year period.

WEALTH MANAGEMENT
Wealth Management net revenues for the quarter ended May 31, 2005 were $156 million, down 12% from $177 million in the second quarter of 2004. o Private Client Services net revenues were $106 million, a decrease of
     10% from $117 million in the 2004 second quarter,driven primarily by reduced investor activity.
o Asset Management net revenues declined 15% to $50 million for the second quarter of 2005 from $59 million in the prior year's quarter. The second quarter of 2004 included one-time revenues of $21.5 million from the sale of certain mutual funds assets. Excluding these revenues, Asset Management net revenues increased 33% on higher management and performance fees. Assets under management increased 35% to $36.9 billion on May 31, 2005 from $27.3 billion on May 31, 2004.

EXPENSES
o Compensation as a percentage of net revenues was 49.3% in the second quarter of 2005 as compared with 49.9% for the second quarter of 2004. Year-to-date compensation to net revenues was 49.3% for 2005 versus 49.5% for the six months ended May 31, 2004.
o Non-compensation expenses were $393 million for the quarter ended May 31, 2005, an increase of 12% from $352 million in the 2004 quarter. The ratio of non-compensation expenses to net revenues was 21.0% in the second quarter 2005 versus 20.4% in the prior year quarter. The increase in non-compensation expenses is attributable primarily to higher communications and technology costs, occupancy and professional fees.

       The pre-tax profit margin increased to 29.8% in the quarter ended May 31, 2005 from 29.7% in the 2004 second quarter.
       As of May 31, 2005, total capital, including stockholders' equity and long-term borrowings, was approximately $49.4 billion. Book value as of May 31, 2005 was $65.12 per share, based on 145.9 million shares outstanding.

RECLASSIFICATIONS
During the quarter the company changed the income statement presentation of certain servicing fees and asset-based retail investor advisory fees. All net servicing fees are included in the Investment banking line on the income statement. Asset-based retail investor advisory fees are included in the Asset management and other income line on the income statement. In the segment reporting,within the Capital Markets segment, certain servicing fees have been reclassified from Investment Banking to Fixed Income. These reclassifications in both the income statement and the segment reporting were made to prior period amounts to conform to the current period's presentation.

Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm. With approximately $49.4 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales and trading, securities research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 11,000 employees worldwide. For additional information about Bear Stearns, please visit the firm's website at http://www.bearstearns.com.

                                       ***
                            Financial Tables Attached

Certain statements contained in this discussion are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. For a discussion of the risks and uncertainties that may affect the company's future results, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the company's 2004 Annual Report to Stockholders and similar sections of the company's quarterly reports on Form 10-Q which have been filed with the Securities and Exchange Commission.

A conference call to discuss the company's results will be held on Wednesday, June 15, 2005, at 10 a.m., EST. The call will be open to the public. Those wishing to listen to the conference call should dial 1-800-374-2412 (or 1-706-634-7253 for international callers) at least 15 minutes prior to the commencement of the call to ensure connection. The conference call will also be accessible through our website at http://www.bearstearns.com. For those unable to listen to the live broadcast of the call, a replay will be available on our website or by dialing 1-800-642-1687 (or 1-706-645-9291 for international callers) at approximately 1 p.m. EST. The pass code for the replay is 6717445. The replay will be available until midnight on Friday, June 24, 2005. If you have any questions on how to obtain access to the conference call, please contact Joanne Jarema by telephone at 1-212-272-4417 or via e-mail at jjarema@bear.com.

Exhibit No. (99.3)


Contact: Elizabeth Ventura (212) 272-9251
         John Quinn        (212) 272-5934

BEAR STEARNS DECLARES QUARTERLY CASH DIVIDEND ON COMMON AND PREFERRED SHARES


NEW YORK - June 15, 2005 - The Board of Directors of The Bear Stearns Companies Inc. (NYSE:BSC) declared a regular, quarterly cash dividend of 25 cents per share on the outstanding shares of common stock, payable July 29, 2005, to stockholders of record on July 19, 2005.

The Board of Directors of The Bear Stearns Companies Inc. declared the following regular quarterly dividends: (i) a cash dividend of $3.075 per share on the outstanding shares of 6.15% Cumulative Preferred Stock, Series E (which is equivalent to 76.875 cents per related depositary share); (ii) a cash dividend of $2.86 per share on the outstanding shares of 5.72% Cumulative Preferred Stock, Series F (which is equivalent to 71.50 cents per related depositary share); and (iii) a cash dividend of $2.745 per share on the outstanding shares of 5.49% Cumulative Preferred Stock, Series G (which is equivalent to 68.625 cents per related depositary share) all payable July 15, 2005 to stockholders of record on July 1, 2005.

Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm. With approximately $49.4 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales and trading, securities research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 11,000 employees worldwide. For additional information about Bear Stearns, please visit the firm's website at http://www.bearstearns.com.